Issuance of Common Stock and Warrants	9 Months Ended
Sep. 30, 2011
Comprehensive Loss/Issuance of Common Stock and Warrants/Capitalization [Abstract]
Issuance of Common Stock and Warrants

8. Issuance of Common Stock and Warrants

In February 2011, we completed a registered direct offering of 4,366,667 shares of common stock and five-year warrants to purchase 1,310,000 shares of common stock with an exercise price of $3.55 per share, generating net proceeds of $11.8 million. The securities were sold in multiples of a fixed combination of one share of common stock and a warrant to purchase 0.3 of a share of common stock at an offering price of $3.00 per fixed combination.

In connection with the registered direct offering in February 2011, our former lenders were entitled to a milestone payment in the amount of $810,000, of which $202,500 was paid in cash and $607,500 was paid through the issuance of our common stock to the former lenders at $2.96 per share in February 2011. This milestone payment is included in other expense in the consolidated statement of operations.

In September 2011, we issued 1,345 shares of our common stock to Katholieke Universiteit Leuven as the last of four annual stock issuances pursuant to a license agreement.